UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9th, 2025

BrooQLy Inc.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10101 S. Robert Road, Suite 209 Palos Hills, Illinois	60465
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 718-705-8770

__________________________________________________

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events.

Uplisting to OTCQB Market

On May 9th 2025, the OTC Markets Group Inc., informed BrooQLy, Inc. ("BrooQLy" or the "Company") that it has been approved for uplisting to the OTCQB Venture Market (the "OTCQB").  Trading on the OTCQB is expected to commence on or about May 12th, under the Company's current ticker symbol BRQL.

The OTCQB is a significant step for emerging companies seeking to build shareholder value and expand market exposure. Uplisting to the OTCQB provides greater liquidity, increased visibility to investors, enhanced credibility among market participants, and the opportunity for improved trading volumes. In addition, OTCQB listed companies are required to meet higher reporting and compliance standards compared to the OTC Pink Open Market, including annual verification and certification processes designed to promote transparency to investors. These enhanced standards directly correlate with some of the requirements needed  for a National Exchange uplisting.

Ticker Reservation for Future Uplisting

In connection with its longer-term strategic goals, BrooQLy has reserved the ticker symbol "DAS," representing "Dynamic Aerospace Systems,” in preparation for a future uplisting on the New York Stock Exchange (NYSE). While there is no guarantee of an uplisting occurring, the reservation of the DAS ticker symbol with the NYSE reflects the Company’s vision and intent to continue building toward the necessary qualifications to support such a move in the future.

The Company believes securing the DAS symbol further aligns with its brand evolution and reinforces the strategic emphasis on aerospace, logistics, and advanced drone technologies through its Dynamic Aerospace Systems operating division.

Forward-looking Statement:

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the expected benefits of trading on the OTCQB Market and the Company’s future plans regarding a potential uplisting to a national securities exchange. These forward-looking statements are based on current expectations, estimates, forecasts, and projections and reflect the beliefs and assumptions of management as of the date hereof. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are subject to a number of risks, uncertainties, and assumptions that are difficult to predict and are beyond the Company's control, and actual results may differ materially from those expressed or implied by these statements. Risks and uncertainties that could cause actual results to differ include, without limitation, market conditions, the Company's ability to satisfy applicable regulatory requirements, the Company's financial performance and liquidity position, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Readers are cautioned not to place undue reliance on these forward-looking statements. BrooQLy, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrooQLy Inc., DBA Dynamic Aerospace Systems,

/s/ Kent Wilson
By: Kent Wilson
Title: CEO / Chairman of Board
Date: May12th, 2025

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